--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Annual Report of The Europe Fund, Inc. On December 31, 1996, the end of the period under review, the Fund's net assets totaled $183.0 million. This represents a net asset value per share of $18.18, a rise of 112.84% from its initial net asset value after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with a 107.80% increase in the MSCI Europe Index over the same time period. At the end of the period under review, the Fund was quoted at $16.125 per share on the New York Stock Exchange, which represents an 11.30% discount to the Fund's net asset value per share. A total distribution of $1.06 has been made as of December 31, 1996.

  We also enclose an investment review and European market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

                    [SIG]               [SIG]
          Anthony M. Solomon                     J. Loughlin Callahan
        Chairman of the Board                  President and Treasurer

Investment Review

  During the fourth quarter of 1996, your Fund experienced a rise in net asset value of 9.52% which compared with an increase of 9.59% in the value of the MSCI Europe Index. For the year, your Fund returned 35.30% based on its net asset value, which compared with 21.09% for the MSCI Europe Index. These results are recorded in total return and dollar-based terms.

  The economic background during the period remained subdued. Industrial production statistics were generally weak, when compared to the fourth quarter of 1995. Business and consumer confidence surveys continued to show little improvement, with the exception of the U.K., where the upturn was moderate. During the fourth quarter, unemployment remained high in Continental Europe, with 10.7% in Germany, 12.7% in France, 12.2% in Italy and 14.0% in Spain, according to the latest statistical releases. In an environment of fiscal contraction, however, inflationary pressures were almost non-existent. Within the markets, strong sector themes were difficult to identify over the quarter. Companies with high levels of exports or overseas earnings generally performed well except in the U.K., where they were negatively impacted by the strong pound. Although growth companies generally continued to perform well, there were indications of the market becoming more selective, as highly rated companies whose profits failed to meet expectations underperformed sharply.

Economic and Market Outlook

  Despite the fiscal restraint imposed by European Monetary Union qualification, our opinion is that industrial activity should show improved momentum, boosted by the interest rate declines of the last year, currency weakness, and the end of the destocking process, which had been inhibiting growth. We believe profitability should also be supported by a translation of the recent shareholder value rhetoric into material results and higher returns in the future. In our opinion, valuation levels should also be supported by the increasing amounts of corporate activity in the region, possibly including further retirement of equity by companies possessing excess capital. The markets continue to underestimate the potential offered by deregulation (e.g., temporary employment, media), and structural changes (e.g., outsourcing) in the corporate sector. With its emphasis upon stock selection, we believe the Fund should be well placed to benefit from the above trends at a time when economic growth in Europe is likely to be confined to certain specific sections of the economies.

Portfolio Summary

  During the three month period to December 31, 1996, the Fund purchased new holdings in Baloise Holding Ltd., Bank of Ireland, Bayerische Hypotheken Und Wechsel Bank, ING Groep N.V. and Invesco. The Fund also participated in the Deutsche Telekom and Ente Nazionale Idrocarburi privatization issues.

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at December 31, 1996 are outlined below:

                                                  MSCI Europe
                                      Fund           Index
                                   -----------  ---------------
Austria..........................      --   %           0.7%
Belgium..........................      --               2.1
Czech Republic...................        0.9          --
Denmark..........................        1.1            1.6
Finland..........................        1.1            1.2
France...........................       15.9           12.2
Germany..........................       12.7           14.4
Hungary..........................        0.3          --
Ireland..........................        0.6            0.6

                                                  MSCI Europe
                                      Fund           Index
                                   -----------  ---------------
Italy............................        2.6%           5.4%
Luxembourg.......................        1.0          --
Netherlands......................       12.1            8.4
Norway...........................        2.7            1.0
Spain............................        1.3            4.0
Sweden...........................       12.5            4.5
Switzerland......................        6.5           10.0
United Kingdom...................       28.7           33.9
                                         ---            ---
                                         100%           100%
                                         ---            ---
                                         ---            ---

  The Fund's ten largest equity holdings at December 31, 1996, were:

BAYER AG

  Bayer is a diversified company, with businesses in chemicals, healthcare and imaging technology and remains a core holding within the pan-European chemicals sector. Management is very eager to embrace the concept of shareholder value and has continued in their restructuring efforts and extended incentive programs.

ABB AB

  Asea Brown Boveri Group (ABB), which is primarily involved in the provision of infrastructure services, divides its activities between more than 1,000 companies and is present in over 130 countries worldwide. The bulk of its business is related to the general and subsequent distribution of power, while the remainder of its activities is spread among such diverse areas as transportation, robotics and financial services. Geographically, while predominately involved in Europe, ABB has, in recent years, sought to expand its activities in the Far East. ABB has been proactive in switching its manufacturing facilities from high cost countries towards lower cost countries and, in our opinion, is well placed to benefit from a recovery in infrastructure expenditure both in Europe and in lesser developed countries.

TOTAL SA

  Total is one of the leading French oil companies. It has the highest reserve replacement ratio among its European peer group at over 200% and the second lowest finding cost ratio. Total has a strong balance sheet and we expect its production profile to increase by 70% by the year 2000 as a result of discoveries made in the Far East and Latin America. In view of the earnings outlook, we believe that the stock is attractively valued relative to its European peer group.

M.L.P. (MARSCHOLLEK, LAUTENSCHLAEGER UND PARTNER)

  M.L.P. is Germany's leading independent insurance broker and provides a broad range of insurance and financial services to university graduates in Germany, where it holds high market shares among doctors and dentists. Expanding its client base to graduates of other disciplines as well as broadening the product range is expected to provide further strong earnings growth over the coming years.

HAYS PLC

  The group operates in the business services and distribution market. It has a strong position in its domestic market as well as enticing expansion opportunities abroad. A string of successful acquisitions has trebled the company's market value over the last seven years. We believe recent results have confirmed that above average growth may be expected in the medium-term.

ROYAL DUTCH PETROLEUM COMPANY

  The Royal Dutch/Shell Group is the largest oil company in the world and among the ten biggest chemical companies. Because of its diversity, the Group's earnings are less sensitive to oil prices than is the case with other oil companies. We believe that the restructuring now being implemented by management should yield positive results in the medium-term. Merger discussions with Texaco are ongoing in relation to the U.S. downstream operations of Shell. News on the rationalization of the European refining and marketing business is expected in the near future, while the chemicals business is also being reorganized. Management is strongly committed to improving the Group's return on capital, while the Group's financial flexibility (cash and cash equivalents in excess of $12 billion), is expected to be used in a more rewarding manner to shareholders.

ING GROEP N.V.

  ING Groep (ING), is one of the highest quality financial groups in Europe. It benefits from a strong position in the Dutch banking and insurance sectors, which we believe should continue to drive growth in the future. In addition, ING has a fast growing life insurance business in emerging market countries, which we believe should have a positive effect upon earnings. Barings represents 10% of ING's capital and although it is not yet showing a profit, our view is that its strong asset management arm and equity and debt businesses in the emerging markets appear promising.

COMPAGNIE GENERALE DES EAUX

  Compagnie Generale des Eaux is a multi-industry company with principal activities in the water, energy, waste management, construction and property areas. The organization's expected strong increase in international service sales (primarily in the U.S. and U.K.), its industrial reorganization, as well as lower losses in the property and construction sectors, make the company an increasingly attractive investment.

AUTOLIV AB

  Autoliv is an automotive component company operating in three core areas: seat belts, air bags and child safety. Following its merger with Morton International's automotive division in October 1996, the company is now the world's largest car safety company, with the broadest product range and widest geographic coverage. Considerable operational synergies in sales, purchasing, production, research and development may be possible as a result of the merger. The company's main opportunities are in the U.S. due to the merger with Morton, and in Germany, where it is not yet a major supplier to the German automotive sector. Both as a result of the merger, and through greater efficiencies in the manufacturing process, we feel Autoliv should continue to be able to boost its margins in the coming years.

VER NED UITGEVERS BEZIT

  VNU is a Dutch media company that is increasingly shifting its product portfolio towards higher value-added media services in professional and business publishing. Its activities include publishing consumer magazines, newspapers, business magazines and educational materials, providing business information services and broadcasting commercial television. The company recently announced the purchase of Blenheim Group, a U.K. company.

-----------------------------------------------
The Europe Fund, Inc.
Schedule of Investments
as of December 31, 1996

----------------------------------------------------------------------------
                                                                   Value
    Shares                       Description                     (Note 1)
----------------------------------------------------------------------------
Common Stocks & Warrants--87.7%
                  CZECH REPUBLIC--0.9%
        50,000    +Central European Media Enterprises Ltd.
                    (Series A)...............................  $   1,587,500
                  --Consumer Goods
                                                               -------------
                                                                   1,587,500
                                                               -------------
                  DENMARK--1.0%
        37,516    Unidanmark A/S (Series A)..................      1,934,959
                  --Banking
                                                               -------------
                                                                   1,934,959
                                                               -------------
                  FINLAND--0.5%
        50,000    Outokumpu Oy...............................        851,650
                  --Metals-Non Ferrous
                                                               -------------
                                                                     851,650
                                                               -------------
                  FRANCE--14.1%
         9,358    +Axime.....................................      1,078,898
                  --Electrical & Electronics
        23,000    BIC........................................      3,438,377
                  --Recreation & Other Consumer Goods
        50,000    But SA.....................................      2,930,326
                  --Services
         5,092    Canal Plus.................................      1,121,293
                  --Services
        20,000    Cipe France................................      2,375,005
                  --Business & Public Services
        32,808    Compagnie Generale des Eaux................      4,053,561
                  --Business & Public Services
        20,000    Elf Aquitaine..............................      1,815,072
                  --Energy Sources
         8,000    Pinault Printemps Redoute SA...............      3,163,599
                  --Merchandising
         2,917    Sligos SA..................................        381,146
                  --Computer Services
        67,745    Total SA Class B...........................      5,493,330
                  --Energy Sources
                                                               -------------
                                                                  25,850,607
                                                               -------------

----------------------------------------------------------------------------
                                                                   Value
    Shares                       Description                     (Note 1)
----------------------------------------------------------------------------
                  GERMANY--7.5%
        89,841    BASF AG....................................  $   3,452,690
                  --Chemicals
       150,000    Bayer AG...................................      6,106,969
                  --Chemicals
        33,769    Bayerische Hypotheken-- Und Wechsel Bank
                    AG.......................................      1,019,090
                  --Banking
        24,000    +Bayerische Hypotheken-- Und Wechsel Bank
                    AG Warrants (a)..........................        558,574
                  --Banking
        13,700    Hornbach Baumarkt AG.......................        433,426
                  --Consumer Goods
        13,610    Marschollek, Lautenschlaeger Und Partner AG
                    (Ordinary)...............................      2,126,425
                  --Financial Services
                                                               -------------
                                                                  13,697,174
                                                               -------------
                  HUNGARY--0.3%
        18,674    Borsodchem (GDR)...........................        469,651
                  --Chemicals
                                                               -------------
                                                                     469,651
                                                               -------------
                  IRELAND--0.5%
       107,970    Bank of Ireland............................        982,846
                  --Banking
                                                               -------------
                                                                     982,846
                                                               -------------
                  ITALY--2.4%
       560,000    Ente Nazionale Idrocarburi SPA.............      2,866,272
                  --Oil Refining & Marketing
        69,000    Industrie Natuzzi SPA (ADR)................      1,587,000
                  --Appliances & Household Durables
                                                               -------------
                                                                   4,453,272
                                                               -------------
                  LUXEMBOURG--0.9%
        12,000    Safra Republic Holdings SA.................      1,692,000
                  --Banking
                                                               -------------
                                                                   1,692,000
                                                               -------------

----------------------------------------------------------------------------
                                                                   Value
    Shares                       Description                     (Note 1)
----------------------------------------------------------------------------
                  NETHERLANDS--11.3%
        34,600    Aalberts Industries........................  $     848,284
                  --Capital Equipment
       150,000    Elsevier...................................      2,526,680
                  --Broadcasting & Publishing
        15,500    Gucci Group NV (NY Registered).............        990,063
                  --Consumer Goods
       141,577    ING Groep N.V..............................      5,079,948
                  --Financial Services
        15,067    NutriciaVer Bedrj..........................      2,281,562
                  --Food & Household Products
        30,000    Royal Dutch Petroleum Company..............      5,241,996
                  --Oil Refining & Marketing
       180,000    Ver Ned Uitgevers Bezit....................      3,748,486
                  --Broadcasting & Publishing
                                                               -------------
                                                                  20,717,019
                                                               -------------
                  NORWAY--2.6%
       810,000    Christiania Bank OG Kreditkasse............      2,560,924
                  --Banking
        39,500    Fokus Bank A/S.............................        270,789
                  --Finance
       100,000    Schibsted A/S..............................      1,839,070
                  --Broadcasting & Publishing
                                                               -------------
                                                                   4,670,783
                                                               -------------
                  SPAIN--1.2%
            17    +A.B. Capital Fund *.......................        400,573
                  --Business & Public Services
         7,100    Acerinox SA................................      1,023,011
                  --Materials
       350,000    +Sotogrande SA.............................        782,258
                  --Finance
                                                               -------------
                                                                   2,205,842
                                                               -------------
                  SWEDEN--11.7%
        49,000    ABB AB (Series B)..........................      5,537,290
                  --Electrical & Electronics
        90,000    Autoliv AB.................................      3,939,106
                  --Electrical & Electronics
       100,000    Avesta Sheffield...........................      1,075,898
                  --Metals-Steel
----------------------------------------------------------------------------
                                                                   Value
    Shares                       Description                     (Note 1)
----------------------------------------------------------------------------
        18,000    Elekta AB (Series B).......................  $     638,952
                  --Electrical & Electronics
         6,480    Hennes & Mauritz...........................        895,429
                  --Merchandising
        70,000    Hoganas AB (Series B)......................      2,448,950
                  --Machinery & Engineering
       120,000    Securitas AB (Series B)....................      3,486,789
                  --Health & Personal Care
       120,000    Svedala Industri AB........................      2,028,837
                  --Machinery & Engineering
        80,000    Svenska Stal AB (Series B).................      1,334,992
                  --Metals-Non Ferrous
                                                               -------------
                                                                  21,386,243
                                                               -------------
                  SWITZERLAND--6.1%
         3,376    Adecco SA..................................        845,258
                  --Services
         1,310    Baloise Holding Ltd. (Registered)..........      2,625,857
                  --Insurance
           560    Bobst AG (Bearer)..........................        755,291
                  --Machinery & Engineering
         2,133    Novartis AG (Registered)...................      2,436,579
                  --Health & Personal Care
         3,000    SMH AG (Bearer)............................      1,844,262
                  --Consumer Goods
         2,100    +Stratec Holding AG-- (Series B)
                    (Registered).............................      2,714,978
                  --Medical Supplies
                                                               -------------
                                                                  11,222,225
                                                               -------------
                  UNITED KINGDOM--26.7%
       265,000    Bemrose Corp. PLC (Ordinary)...............      1,921,946
                  --Forest Products & Paper Materials
       415,809    Birkby PLC (Ordinary)......................      1,390,773
                  --Real Estate
       250,000    British Airport Authority PLC (Ordinary)...      2,064,865
                  --Business & Public Services
       700,620    +British Biotechnology Group PLC
                    (Ordinary)...............................      2,486,865
                  --Health & Personal Care
       250,000    Cable & Wireless PLC (Ordinary)............      2,071,264
                  --Telecommunications

----------------------------------------------------------------------------
                                                                   Value
    Shares                       Description                     (Note 1)
----------------------------------------------------------------------------
        80,000    Cadbury Schweppes PLC (Ordinary)...........  $     672,361
                  --Food & Household Products
        50,000    Domestic & General Group (Ordinary)........      1,621,175
                  --Insurance
        50,000    EMI Group PLC (Ordinary)...................      1,181,751
                  --Entertainment
       200,000    GKN PLC (Ordinary).........................      3,416,413
                  --Machinery & Engineering
       250,000    Great Universal Store PLC (Ordinary).......      2,610,945
                  --Merchandising
       666,666    Halma PLC (Ordinary).......................      2,149,164
                  --Machinery & Engineering
       550,000    Hays PLC (Ordinary)........................      5,274,792
                  --Business & Public Services
        48,000    +Invesco Funding LLC (Units)...............        212,152
                  --Financial Services
       240,000    Invesco PLC (Ordinary).....................      1,060,760
                  --Financial Services
       155,000    Jarvis Porter Group PLC (Ordinary).........        536,950
                  --Forest Products & Paper Materials
       501,163    +LucasVarity PLC (Ordinary)................      1,902,897
                  --Machinery & Engineering
       200,000    Marks & Spencer PLC (Ordinary).............      1,675,783
                  --Merchandising
       151,546    Pearson PLC (Ordinary).....................      1,938,306
                  --Broadcasting & Publishing
       100,000    Reuters Holdings PLC (Ordinary)............      1,282,435
                  --Business & Public Services
        85,000    Schroders PLC (Ordinary)...................      2,204,798
                  --Finance
----------------------------------------------------------------------------
                                                                   Value
    Shares                       Description                     (Note 1)
----------------------------------------------------------------------------
       195,000    Serco Group PLC (Ordinary).................  $   2,239,525
                  --Business & Public Services
        50,000    Thorn EMI PLC
                    (Ordinary)...............................        214,592
                  --Appliances & Household Durables
        60,000    Unilever PLC (Ordinary)....................      1,450,354
                  --Food & Household Products
       200,000    United News & Media PLC (Ordinary).........      2,378,861
                  --Broadcasting & Publishing
       200,000    Vendome Luxury Group PLC (Units)...........      1,812,303
                  --Merchandising
     1,004,486    Waterford Wedgwood PLC (Units).............      1,291,954
                  --Food & Household Products
       220,000    Wolseley PLC (Ordinary)....................      1,741,995
                  --Building Materials & Components
                                                               -------------
                                                                  48,805,979
                                                               -------------
                  Total Common Stocks & Warrants
                    (cost--$115,843,860).....................    160,527,750
                                                               -------------
Preferred Stocks--4.4%
                  GERMANY--4.4%
         6,000    Fresenius AG...............................      1,236,953
                  --Health & Personal Care
        23,400    Marschollek, Lautenschlaeger Und Partner AG
                    (Non-Voting).............................      3,246,418
                  --Financial Services
        35,412    Rhoen Klinikum (Non-Voting)................      3,512,503
                  --Health & Personal Care
                                                               -------------

                  Total Preferred Stocks
                    (cost--$3,872,634).......................      7,995,874
                                                               -------------

----------------------------------------------------------------------------
                                                                   Value
 Face Amount                     Description                     (Note 1)
----------------------------------------------------------------------------
Convertible Bonds--1.3%
                  FINLAND--0.6%
 FIM 4,550,000    Lansivoima, 7.425% due 3/29/01.............  $   1,056,372
                  --Utilities--Electric & Gas
                                                               -------------
                                                                   1,056,372
                                                               -------------
                  FRANCE--0.7%
  FF 5,331,730    Virbac, 5% due 1/01/01.....................      1,330,632
                  --Health & Personal Care
                                                               -------------
                                                                   1,330,632
                                                               -------------
                  Total Convertible Bonds
                    (cost--$1,897,753).......................      2,387,004
                                                               -------------

----------------------------------------------------------------------------
                                                                   Value
 Face Amount                     Description                     (Note 1)
----------------------------------------------------------------------------
Other Investment--0.2%
                  UNITED KINGDOM-- 0.2%
      L215,016    Carlton Communications PLC Loan Note
                    Certificates, 2.256% due 1/31/99
                  --Business & Public Services
                    (cost--$318,331).........................  $     366,925
                                                               -------------
                  Total Investments--93.6%
                    (cost--$121,932,578)(b)..................    171,277,553
                  Unrealized Depreciation on Foreign Currency
                    Exchange Contracts-- 0.0% (c)............        (55,769)
                  Other Assets in Excess of
                    Liabilities--6.4%........................     11,741,069
                                                               -------------
                  Net Assets--100.0%.........................  $ 182,962,853
                                                               -------------
                                                               -------------

------------------------------
  + Non-income producing security.

GDR Global Depository Receipt

ADR American Depository Receipt

 * Investment in restricted security with an aggregate value of $400,573, representing 0.22% of net assets at December 31, 1996. The investment was acquired on October 22, 1990 and September 5, 1991 for $759,153.

(a) The warrants enable the holder to subscribe to one ordinary share for every one warrant held at DM 433 per share until June 15, 1999.

(b) The United  States  Federal  income  tax basis  of  the  Fund's  investments at December 31, 1996 was $122,186,830 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $49,090,723 (gross unrealized appreciation--$51,299,835; gross unrealized depreciation--$2,209,112).

(c) Foreign Currency Contracts as of December 31, 1996 are as follows:

--------------------------------------------------------------------------------
                                                                 Net Unrealized
            Contracts to  In Exchange   Settlement                Appreciation
  Sales       Deliver         For          Date        Value     (Depreciation)
--------------------------------------------------------------------------------
ESP          22,825,160    $  174,304     01/07/97   $  175,308     $  (1,004)
ESP          49,226,770       375,176     01/08/97      378,086        (2,910)
ESP          60,286,105       459,673     01/09/97      463,027        (3,354)
GBP           1,562,745     2,616,817     01/02/97    2,666,825       (50,008)
                          ------------               ----------  ---------------
                           $3,625,970                $3,683,246     $ (57,276)
                          ------------               ----------  ---------------
                          ------------               ----------  ---------------

                                                                 Net Unrealized
            Contracts to  In Exchange   Settlement                Appreciation
Purchases     Receive         For          Date        Value     (Depreciation)
--------------------------------------------------------------------------------
DEM             237,775    $  153,156     01/03/97   $  154,149     $     993
DEM              21,455        13,815     01/07/97       13,909            94
FRF             377,895        72,193     01/02/97       72,613           420
                          ------------               ----------  ---------------
                           $  239,164                $  240,671     $   1,507
                          ------------               ----------  ---------------
                          ------------               ----------  ---------------
                                                                    $ (55,769)
                                                                 ---------------
                                                                 ---------------
--------------------------------------------------------------------------------

See Notes to Financial Statements.

----------------------------------------------------
The Europe Fund, Inc.
Statement of
Assets and Liabilities
December 31, 1996
----------------------------------------------------

Assets
Investments, at value (cost $121,932,578) (Note 1)..............................  $171,277,553
Domestic cash...................................................................    5,113,989
Receivable for securities sold..................................................    7,796,238
Withholding tax refund receivable...............................................      315,452
Dividends receivable............................................................      175,428
Interest receivable.............................................................      143,977
Prepaid expenses and other assets...............................................       22,673
                                                                                  ------------
      Total assets..............................................................  184,845,310
                                                                                  ------------
Liabilities
Dividends payable...............................................................      986,802
Payable for securities purchased................................................      444,156
lnvestment management fee payable (Note 2)......................................      115,986
Administration fee payable (Note 2).............................................       38,662
Net unrealized depreciation on foreign currency exchange contracts..............       55,769
Accrued expenses and other liabilities..........................................      241,082
                                                                                  ------------
      Total liabilities.........................................................    1,882,457
                                                                                  ------------
Net Assets......................................................................  $182,962,853
                                                                                  ------------
                                                                                  ------------
Net Assets consist of:
  Common Stock, $.001 par value
   (Authorized 100,000,000 shares)
   (Note 4).....................................................................  $    10,066
  Paid-in surplus...............................................................  129,454,057
  Accumulated undistributed net investment income...............................      171,408
  Accumulated undistributed net realized gain on investments....................    3,941,297
  Net unrealized appreciation on investments and foreign currency related
   transactions.................................................................   49,386,025
                                                                                  ------------
  Net Assets....................................................................  $182,962,853
                                                                                  ------------
                                                                                  ------------
Net Asset Value per share
 ($182,962,853 DIVIDED BY 10,066,319 shares of common stock issued and
 outstanding)...................................................................       $18.18
                                                                                       ------
                                                                                       ------

----------------------------------------------------
The Europe Fund, Inc.
Statement of Operations
For the Year Ended
December 31, 1996
----------------------------------------------------

Net Investment Income
Income
  Dividends......................................................................  $ 3,502,018
  Interest.......................................................................      612,455
                                                                                   -----------
                                                                                     4,114,473
  Less: Withholding tax on foreign source dividends..............................      486,915
                                                                                   -----------
      Total income...............................................................    3,627,558
                                                                                   -----------
Expenses
  Investment management fee (Note 2).............................................    1,262,125
  Administration fee (Note 2)....................................................      420,709
  Legal fees.....................................................................      219,956
  Custodian fees.................................................................      122,759
  Directors' fees and expenses...................................................      107,193
  Shareholder servicing fees.....................................................       94,715
  Reports to shareholders........................................................       60,694
  Audit fees.....................................................................       47,500
  NYSE listing fee...............................................................       24,260
  Insurance expense..............................................................        9,578
  Miscellaneous..................................................................       16,064
                                                                                   -----------
      Total expenses.............................................................    2,385,553
                                                                                   -----------
Net investment income............................................................    1,242,005
                                                                                   -----------

Realized and Unrealized Gain on
Investments and Foreign Currency
Related Transactions

Realized gain from:
  Investments--net..............................................  $  13,494,253
  Foreign currency transactions.................................        149,875      13,644,128
                                                                  -------------
Change in unrealized appreciation (depreciation) on:
  Investments--net..............................................     34,539,753
  Foreign currency related transactions.........................         27,993      34,567,746
                                                                  -------------   -------------
Net realized and unrealized gain on investments and foreign
 currency related transactions..................................                     48,211,874
                                                                                  -------------
Net Increase in Net Assets Resulting from Operations............                  $  49,453,879
                                                                                  -------------
                                                                                  -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Europe Fund, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    For the Year Ended
                                                                       December 31,
                                                                ---------------------------
                                                                    1996           1995
                                                                ------------   ------------
Increase (Decrease) in Net Assets
Operations:
  Net investment income.......................................  $  1,242,005   $  1,403,305
  Net realized gain on investments and foreign currency
   related transactions.......................................    13,644,128      7,064,520
  Change in unrealized appreciation (depreciation) on
   investments and foreign currency related transactions......    34,567,746     18,149,508
                                                                ------------   ------------
Net Increase in Net Assets Resulting from Operations..........    49,453,879     26,617,333
                                                                ------------   ------------
Dividends and Distributions:
  Net investment income ($0.158 and $0.100 per share,
   respectively)..............................................    (1,589,956)    (1,008,363)
  Net realized gain on investments and foreign currency
   related transactions ($0.903 and $0.780 per share,
   respectively) (Note 1).....................................    (9,090,610)    (7,849,998)
                                                                ------------   ------------
Net Decrease in Net Assets Resulting from Dividends and
 Distributions................................................   (10,680,566)    (8,858,361)
                                                                ------------   ------------
Total Increase................................................    38,773,313     17,758,972
                                                                ------------   ------------
Net Assets
  Beginning of year...........................................   144,189,540    126,430,568
                                                                ------------   ------------
  End of year (including accumulated undistributed net
   investment income of $171,408 and $174,279,
   respectively)..............................................  $182,962,853   $144,189,540
                                                                ------------   ------------
                                                                ------------   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Europe Fund, Inc.
Financial Highlights
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                     For The Year Ended
                                                                        December 31,
                                                    ----------------------------------------------------
                                                      1996       1995       1994       1993       1992
                                                    --------   --------   --------   --------   --------
Net asset value, beginning of year................  $  14.32   $  12.56   $  12.74   $  10.74   $  12.59
                                                    --------   --------   --------   --------   --------
Operations:
  Net investment income*..........................      0.12       0.14       0.12       0.12       0.25
  Net realized and unrealized gain (loss) on
   investments and foreign currency related
   transactions...................................      4.80       2.50       0.66       2.63      (1.22)
                                                    --------   --------   --------   --------   --------
    Total from operations.........................      4.92       2.64       0.78       2.75      (0.97)
                                                    --------   --------   --------   --------   --------
Dividends and distributions to shareholders from:
  Net investment income...........................     (0.16)     (0.10)     (0.15)     (0.07)     (0.25)
  Net realized gain on investments and foreign
   currency related transactions..................     (0.90)     (0.78)     (0.81)     (0.68)     --
  Paid-in surplus.................................     --         --         --         --         (0.63)
                                                    --------   --------   --------   --------   --------
    Total dividends and distributions.............     (1.06)     (0.88)     (0.96)     (0.75)     (0.88)
                                                    --------   --------   --------   --------   --------
Net asset value, end of year......................  $  18.18   $  14.32   $  12.56   $  12.74   $  10.74
                                                    --------   --------   --------   --------   --------
                                                    --------   --------   --------   --------   --------
Per share market value, end of year...............  $  16.13   $  12.75   $  10.75   $  13.00   $   9.88
                                                    --------   --------   --------   --------   --------
                                                    --------   --------   --------   --------   --------
Total investment return, market value+............     34.78%     26.26%    (10.21)%    39.40%     (7.03)%
Net assets at end of year (000 omitted)...........  $182,963   $144,190   $126,431   $128,272   $ 89,587
Ratio of expenses to average weekly net assets....      1.42%      1.42%      1.42%      1.46%      1.47%
Ratio of net investment income to average weekly
 net assets.......................................      0.74%      1.01%      0.90%      1.17%      1.98%
Portfolio turnover rate...........................        48%        52%        68%       184%        83%
Average commission rate paid++....................  $ 0.0624        N/A        N/A        N/A        N/A

--------------------------
 * Based on average shares outstanding during the year.

 + Total investment return, market value, is based on the change in market price of a share during the year and assumes reinvestment of distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan.

++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See Notes to Financial Statements.

----------------------------------------------
The Europe Fund, Inc.
Notes to Financial Statements
------------------------------------------

Note 1. Accounting
Policies
The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at a 10:00 A.M. midpoint rate of exchange on valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the 10:00 A.M. midpoint rate of exchange prevailing on the respective dates of such transactions.

The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

TAXES: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7 percent of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7 percent of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 1996, net realized gains on foreign currency related transactions of $149,875 were reclassified from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. In addition, the Fund increased paid-in surplus by $155,013, decreased accumulated undistributed net realized gain on investments by $350,218 and increased accumulated undistributed net investment income by $195,205. These reclassifications were a result of permanent book-to-tax differences and had no effect on net assets or net asset value per share.

Note 2. Transactions
with Affiliates and
Agreements
The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager"), and Mercury Asset Management International Ltd. (the "Investment Adviser").

  The Investment Management Agreement provides that the Fund will pay the Investment Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors for the Fund. The Investment Manager pays a fee to the Investment Adviser for services rendered.

  The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. ("Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities.

  Certain directors and officers of the Fund are also directors and officers of either the Investment Manager, the Investment Adviser, and/or Mercury Asset Management Group plc (the parent company of the Investment Adviser and Investment Manager or "Mercury").

Note 3. Investment
Transactions
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996 were $75,737,858 and $94,600,280, respectively.

Note 4. Capital
There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at December 31, 1996, Mercury owned 12,763 shares in respect of the Fund's initial seed capital and reinvested distributions.

Note 5. Quarterly
Results of Operations*
(Unaudited)

                                                                       Net Realized
                                                                            and
                                                                      Unrealized Gain
                                                                         (Loss) on
                                                                      Investments and
                                                                          Foreign
                                                    Net Investment       Currency
                                    Investment                            Related
                                      Income         Income/(Loss)     Transactions
                                  ---------------   ---------------   ---------------
                                            Per               Per               Per
Quarter Ended                     Total    Share    Total    Share    Total    Share
--------------------------------  ------   ------   ------   ------   ------   ------
March 31, 1995..................  $  652   $ 0.07   $  215   $ 0.02   $4,484   $ 0.45
June 30, 1995...................   1,544     0.15    1,034     0.10   10,072     1.00
September 30, 1995..............     643     0.06      135     0.02    7,161     0.71
December 31, 1995...............     548     0.06       19     0.00    3,497     0.34
                                  ------   ------   ------   ------   ------   ------
Total...........................  $3,387   $ 0.34   $1,403   $ 0.14   $25,214  $ 2.50
                                  ------   ------   ------   ------   ------   ------
                                  ------   ------   ------   ------   ------   ------
March 31, 1996..................  $  424   $ 0.04   $  (87)  $(0.01)  $15,704  $ 1.56
June 30, 1996...................   1,803     0.18    1,181     0.12    9,752     0.97
September 30, 1996..............     848     0.08      232     0.02    7,151     0.71
December 31, 1996...............     553     0.06      (84)   (0.01)  15,605     1.56
                                  ------   ------   ------   ------   ------   ------
Total...........................  $3,628   $ 0.36   $1,242   $ 0.12   $48,212  $ 4.80
                                  ------   ------   ------   ------   ------   ------
                                  ------   ------   ------   ------   ------   ------

------------------------
* Totals expressed in thousands of dollars except per share amounts.

Note 6. Per Share
Selected Quarterly
Financial Data (Unaudited)

                                           Net Asset Value   Market Price*
                                           ---------------   -------------
Quarter Ended                               High     Low     High     Low    Volume**
-----------------------------------------  ------   ------   -----   -----   -------
March 31, 1995...........................  $13.03   $12.43   $12     $105/8   1,987
June 30, 1995............................   14.13    13.03    123/4   113/8   1,817
September 30, 1995.......................   14.86    14.32    131/2   123/8   1,389
December 31, 1995........................   14.90    14.10    131/2   121/4   2,490
March 31, 1996...........................   15.88    14.34    137/8   123/4   2,258
June 30, 1996............................   16.96    16.02    141/4   13      1,579
September 30, 1996.......................   17.62    16.38    155/8   131/4   1,580
December 31, 1996........................   19.23    17.80    171/4   153/8   1,342

------------------------
 * As reported on the New York Stock Exchange.
** In thousands

Additional
Information
During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Europe Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of The Europe Fund, Inc., including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Europe Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                          [SIG]

New York, New York
February 5, 1997

--------------------------------------------------------------------------------
                             THE EUROPE FUND, INC.
--------------------------------------------------------------------------------

Dear Shareholder:

  The following information summarizes all of the 1996 per share distributions payable by the Fund on December 31, 1996 for shareholders of record on December 20, 1996.

                                              Foreign
 Domestic       Foreign         Total          Taxes        Long-Term
 Ordinary        Source        Ordinary       Paid or        Capital
  Income         Income         Income        Withheld        Gains
----------     ----------     ----------     ----------     ----------
$0.573241      $0.271295      $0.844536      $0.046024      $0.216484

  The foreign taxes paid or withheld per share represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisers regarding the appropriate treatment of foreign taxes paid.
--------------------------------------------------------------------------------
                DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

  Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes), automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholders' name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer their shares and continue to participate in the Plan.

  The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95 per cent of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

  With respect to purchases with voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a PRO RATA share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

  The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. Federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

  Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. Box 11260, Church Street Station, New York, New York 10277-0760, Attention:
Dividend Reinvestment Service, or by calling 1 (800) 524-4458.

         -------------------------------------------------------------

DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and
      Director
     GEORGE F. BENNETT, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON N. LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     FRANCOIS-XAVIER ORTOLI, Director
     J. LOUGHLIN CALLAHAN, President and Treasurer
     STEVEN W. GOLANN, Vice President
     RITA J. KLEINMAN, Secretary
     THADDEA M. FELDMAN, Assistant Secretary
     AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

                ------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund
Reports, please call 1 (800) 543-6217 or (609)
282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands
Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd.

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds."

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN-SUMMARY

  An automatic Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries To:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             The Europe Fund, Inc.
                                 Annual Report
                               December 31, 1996